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                                                        [SPECIMEN COMMON STOCK CERTIFICATE]                                EXHIBIT 4
                                                               [FACE OF CERTIFICATE]

Certificate   For ________________Shares   From whom transferred                      Received Certificate No.__________
No. __              Issued to              _________________________________________  for _______________________ Shares
              __________________________   Dated _____________________________ 19___  this ___ day of ____________, 19__
              __________________________   NO. ORIGINAL  NO. ORIGINAL  NO. OF SHARES  __________________________________
              Dated ______________ 19___   CERTIFICATES     SHARES      TRANSFERRED   __________________________________


No. __    INCORPORATED UNDER THE LAWS OF

THE STATE OF DELAWARE

Panavision Inc.
TOTAL AUTHORIZED ISSUE
________ COMMON SHARES AT $.01 par value

This Certifies that ________________________________________ is the registered holder of
__________________________________ Shares of the above named Corporation, fully and non-assessable transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of his Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed

this _______ day   of ___________________ A.D. 19____

_________________________                                              __________________________
Secretary Treasurer                                                    President

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
For Value Received, ____________ hereby sell, assign and transfer unto ____________________________________________
___________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________ Attorney to transfer the said Shares on the books of the within named
Corporation, with full power of substitution in the premises.

Dated ________________, 19___

In presence of

______________________                           ___________________________







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